Exhibit 99.3

FBR Securitization Trust 2005-5

Disclaimer

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-5

Friedman Billings Ramsey

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
4.501 - 5.000	2	969,489.06	0.13	4.940	682	76.00
5.001 - 5.500	74	18,943,809.78	2.51	5.397	655	75.40
5.501 - 6.000	380	88,955,586.96	11.79	5.844	648	74.15
6.001 - 6.500	496	102,596,414.97	13.60	6.306	638	76.52
6.501 - 7.000	762	155,967,978.26	20.67	6.792	629	77.36
7.001 - 7.500	543	101,889,226.42	13.50	7.282	621	77.57
7.501 - 8.000	512	89,923,548.78	11.92	7.770	599	77.46
8.001 - 8.500	331	53,083,134.61	7.04	8.273	582	79.65
8.501 - 9.000	366	50,313,602.91	6.67	8.778	573	81.39
9.001 - 9.500	230	26,875,739.23	3.56	9.300	560	82.84
9.501 - 10.000	366	30,811,717.55	4.08	9.836	579	87.70
10.001 - 10.500	172	12,600,925.19	1.67	10.312	573	87.84
10.501 - 11.000	166	12,504,494.28	1.66	10.741	587	90.39
11.001 - 11.500	42	3,641,016.52	0.48	11.276	568	87.45
11.501 - 12.000	91	4,812,285.53	0.64	11.908	603	97.04
12.001 - 12.500	7	366,692.21	0.05	12.206	576	85.70
12.501 - 13.000	3	221,683.10	0.03	12.819	586	91.48

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Min: 4.940
Max: 13.000
Weighted Average: 7.393

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 50,000.00	479	16,711,122.35	2.21	10.040	608	91.76
50,000.01 - 100,000.00	989	75,423,507.77	10.00	8.531	604	81.36
100,000.01 - 150,000.00	948	118,357,499.18	15.69	7.638	608	77.88
150,000.01 - 200,000.00	762	132,117,552.88	17.51	7.242	608	76.86
200,000.01 - 250,000.00	503	112,588,120.15	14.92	7.163	615	77.59
250,000.01 - 300,000.00	345	94,803,037.50	12.57	7.089	615	77.56
300,000.01 - 350,000.00	196	63,407,246.24	8.40	7.068	628	77.98
350,000.01 - 400,000.00	135	50,542,324.40	6.70	6.955	622	78.48
400,000.01 - 450,000.00	66	28,009,430.85	3.71	7.069	629	80.54
450,000.01 - 500,000.00	68	32,384,799.67	4.29	6.922	626	79.43
500,000.01 - 550,000.00	25	12,980,315.14	1.72	7.090	625	79.83
550,000.01 - 600,000.00	13	7,484,224.48	0.99	7.065	623	76.64
600,000.01 - 650,000.00	6	3,813,305.01	0.51	6.002	653	74.75
650,000.01 - 700,000.00	2	1,317,099.64	0.17	6.600	745	70.00
700,000.01 - 750,000.00	1	716,800.00	0.10	6.810	658	80.00
750,000.01 - 800,000.00	5	3,820,960.10	0.51	6.288	634	77.00

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Min: $14,954.03
Max: $790,342.24
Average: $166,074.70

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28	2,286	393,484,683.04	52.15	7.590	593	77.52
ARM 2/28 - 60 mo. IO	407	105,734,994.18	14.01	6.788	655	79.65
ARM 2/28 - Balloon 40/30	281	63,933,516.99	8.47	6.608	637	77.55
ARM 5/25	317	56,917,302.30	7.54	7.133	617	77.63
Fixed 30 yr	272	43,239,939.18	5.73	6.889	637	72.35
Fixed - Balloon 30/15	542	28,806,357.98	3.82	10.228	624	99.38
ARM 5/25 - 60 mo. IO	74	18,988,943.89	2.52	6.522	654	77.77
ARM 5/25 - Balloon 40/30	56	12,740,391.01	1.69	6.378	646	76.33
Fixed 20 yr	183	10,948,153.55	1.45	9.709	627	92.40
ARM 3/27	49	8,865,958.19	1.18	7.370	602	73.67
ARM 3/27 - 60 mo. IO	15	3,573,799.89	0.47	6.644	641	79.40
Fixed 15 yr	29	3,159,691.31	0.42	6.920	643	69.88
ARM 3/27 - Balloon 40/30	10	2,370,475.70	0.31	7.216	622	76.41
Fixed 10 yr	14	784,134.87	0.10	8.124	620	69.65
Fixed - Balloon 40/30	2	471,514.12	0.06	5.919	693	66.03
Fixed 25 yr	5	410,731.55	0.05	7.984	585	67.79
Fixed - Balloon 20/15	1	46,757.61	0.01	10.500	664	100.00

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable	3,148	587,565,681.49	77.88	7.358	609	77.87
Adjustable Balloon	347	79,044,383.70	10.48	6.589	638	77.32
Fixed	503	58,542,650.46	7.76	7.442	635	75.90
Fixed Balloon	545	29,324,629.71	3.89	10.159	626	98.85

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	4	231,595.66	0.03	8.364	580	62.83
10.01 - 15.00	26	3,777,431.10	0.50	7.154	626	73.50
15.01 - 20.00	88	11,443,622.78	1.52	6.989	613	72.25
20.01 - 25.00	195	23,976,356.89	3.18	7.498	605	77.20
25.01 - 30.00	306	41,866,054.61	5.55	7.303	606	76.35
30.01 - 35.00	520	77,968,535.33	10.33	7.322	618	76.36
35.01 - 40.00	723	112,954,877.66	14.97	7.355	616	78.40
40.01 - 45.00	1,036	173,523,558.48	23.00	7.392	619	79.13
45.01 - 50.00	1,448	272,538,533.36	36.12	7.440	617	79.82
50.01 - 55.00	197	36,196,779.49	4.80	7.493	582	75.93

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Min: 6.00
Max: 55.00
Weighted Average: 41.62

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	800	150,717,518.39	19.98	7.427	613	77.89
2	2,762	485,819,038.64	64.39	7.269	614	77.88
3	897	113,430,801.01	15.03	7.772	621	81.10
4	60	3,035,995.95	0.40	10.046	622	97.73
5	16	815,752.58	0.11	10.791	622	97.79
6	6	509,522.70	0.07	8.829	614	89.68
8	2	148,716.09	0.02	10.552	607	92.59

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Min: 1
Max: 8
Weighted Average: 2

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	3,832	716,931,747.55	95.02	7.242	614	77.39
2	711	37,545,597.81	4.98	10.273	624	99.29

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.01 - 10.00	1	56,818.21	0.01	7.592	593	9.42
10.01 - 15.00	2	119,437.94	0.02	7.479	657	13.58
15.01 - 20.00	5	424,469.95	0.06	7.081	626	19.36
20.01 - 25.00	14	1,298,824.91	0.17	7.233	596	22.40
25.01 - 30.00	13	1,420,533.81	0.19	7.482	596	28.02
30.01 - 35.00	18	2,089,858.70	0.28	6.987	596	33.18
35.01 - 40.00	15	1,945,269.15	0.26	7.198	614	37.86
40.01 - 45.00	22	2,798,779.93	0.37	6.884	598	42.41
45.01 - 50.00	35	5,011,664.77	0.66	7.295	596	47.68
50.01 - 55.00	52	8,140,482.49	1.08	6.895	596	52.73
55.01 - 60.00	121	20,881,459.43	2.77	6.975	600	57.91
60.01 - 65.00	137	21,755,475.59	2.88	7.058	595	63.29
65.01 - 70.00	293	51,408,255.56	6.81	7.312	588	68.65
70.01 - 75.00	358	71,747,888.80	9.51	7.072	594	73.95
75.01 - 80.00	2,160	417,073,758.92	55.28	7.057	628	79.80
80.01 - 85.00	232	46,069,988.51	6.11	8.133	580	84.57
85.01 - 90.00	265	49,396,433.38	6.55	7.821	618	89.40
90.01 - 95.00	140	18,314,085.68	2.43	9.338	587	94.79
95.01 - 100.00	660	34,523,859.63	4.58	10.283	624	99.91

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Min: 9.42
Max: 100.00
Weighted Average: 78.48

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
480 - 499	1	245,481.69	0.03	10.000	485	70.00
500 - 519	250	39,358,955.84	5.22	8.796	510	73.15
520 - 539	268	42,879,873.95	5.68	8.346	530	74.89
540 - 559	320	53,831,313.59	7.13	8.091	550	77.12
560 - 579	308	53,476,559.09	7.09	7.888	569	77.13
580 - 599	622	94,036,521.96	12.46	7.335	590	78.20
600 - 619	828	119,823,869.38	15.88	7.636	610	80.07
620 - 639	695	111,935,666.53	14.84	7.149	630	80.57
640 - 659	551	90,441,777.56	11.99	6.961	649	79.84
660 - 679	298	60,109,721.47	7.97	6.733	669	79.61
680 - 699	176	40,010,699.88	5.30	6.387	689	77.48
700 - 719	91	18,572,874.33	2.46	6.639	709	78.44
720 - 739	71	15,468,592.02	2.05	6.630	728	78.95
740 - 759	32	7,185,004.67	0.95	6.496	750	73.49
760 - 779	19	4,828,715.14	0.64	6.545	768	76.27
780 - 799	11	2,067,988.45	0.27	6.449	788	78.25
800 - 819	2	203,729.81	0.03	6.827	802	78.51

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Min: 485
Max: 802
NZ Weighted Average: 615

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout Refinance	2,212	411,054,661.11	54.48	7.278	601	75.20
Purchase	1,948	296,503,577.15	39.30	7.444	636	82.45
Rate/Term Refinance	383	46,919,107.10	6.22	8.072	600	82.06

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	4,059	664,720,936.12	88.10	7.388	612	78.53
Condo	312	49,428,924.47	6.55	7.465	631	79.90
Duplex	141	31,031,063.25	4.11	7.381	630	77.21
3-4 Family	31	9,296,421.52	1.23	7.377	632	71.55

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	1,961	349,915,460.65	46.38	7.641	623	78.27
Full	1,665	254,095,742.89	33.68	7.242	609	79.66
Full Doc Plus	912	148,518,979.72	19.69	7.065	605	76.91
Limited	5	1,947,162.10	0.26	7.333	578	81.01

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	4,375	728,550,135.15	96.56	7.382	614	78.58
Non-Owner Occupied	141	20,854,585.43	2.76	7.697	633	74.68
Second Home	27	5,072,624.78	0.67	7.642	604	79.37

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Arizona	119	21,332,870.54	2.83	7.147	601	76.78
California	632	162,633,782.54	21.56	6.991	623	76.96
Colorado	24	3,939,438.15	0.52	7.156	626	79.53
Connecticut	61	10,655,767.99	1.41	7.485	621	77.08
Delaware	14	2,189,746.30	0.29	7.354	594	78.64
Florida	1,177	195,314,552.07	25.89	7.305	620	79.85
Georgia	166	18,811,343.10	2.49	7.840	615	82.29
Hawaii	1	224,764.16	0.03	11.150	511	75.00
Idaho	2	127,909.25	0.02	7.843	629	84.45
Illinois	15	1,676,630.63	0.22	7.974	575	84.47
Indiana	10	793,373.76	0.11	7.763	619	82.38
Iowa	3	311,664.31	0.04	7.514	595	80.00
Kansas	17	1,603,919.38	0.21	7.683	616	79.47
Kentucky	8	922,972.38	0.12	7.639	600	80.04
Louisiana	9	921,555.65	0.12	7.549	599	82.91
Maine	2	225,262.12	0.03	8.319	606	87.83
Maryland	139	27,853,700.23	3.69	7.703	597	77.83
Massachusetts	65	13,193,377.98	1.75	7.592	621	76.78
Michigan	61	7,020,176.14	0.93	7.596	620	80.09
Minnesota	27	4,614,438.42	0.61	7.030	612	79.63
Mississippi	5	441,589.31	0.06	8.740	612	85.37
Missouri	49	4,810,571.72	0.64	7.694	610	79.49
Nevada	69	12,586,592.28	1.67	6.798	631	76.96
New Hampshire	10	1,697,473.91	0.22	7.442	599	79.22
New Jersey	221	50,188,128.59	6.65	7.632	611	74.86
New Mexico	1	174,070.63	0.02	7.700	600	79.96
New York	212	49,576,564.05	6.57	7.529	609	75.77
North Carolina	79	9,122,140.76	1.21	7.420	617	81.07
Ohio	117	11,395,302.03	1.51	7.892	600	81.20
Oklahoma	70	6,368,830.65	0.84	7.498	623	83.55
Oregon	64	9,875,603.43	1.31	7.183	612	79.85
Pennsylvania	51	5,394,105.59	0.71	7.774	603	79.53
Rhode Island	37	6,493,788.65	0.86	7.531	628	80.40
South Carolina	49	4,861,496.77	0.64	8.580	602	83.09
South Dakota	1	151,613.56	0.02	6.860	646	80.00
Tennessee	79	6,596,206.34	0.87	8.020	587	81.41
Texas	601	54,366,269.13	7.21	7.995	600	80.55
Utah	31	3,785,028.31	0.50	7.660	617	82.64
Virginia	129	23,582,255.57	3.13	7.429	608	76.90
Washington	84	14,786,907.88	1.96	7.012	621	79.98
West Virginia	2	338,814.43	0.04	9.032	525	79.99
Wisconsin	29	3,489,296.74	0.46	8.701	608	79.72
Wyoming	1	27,449.93	0.00	9.850	583	100.00

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	1,437	219,535,561.06	29.10	7.804	607	77.83
12	116	22,698,917.32	3.01	7.296	640	78.76
24	2,308	414,140,114.36	54.89	7.221	613	78.88
36	682	98,102,752.62	13.00	7.219	632	78.17

Total:	4,543	754,477,345.36	100.00	7.393	615	78.48

Loans with Penalty: 70.90

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	2,581	502,798,897.36	75.43	7.062	627	78.88
5.501 - 6.000	364	72,596,758.19	10.89	7.440	581	77.02
6.001 - 6.500	431	73,312,089.93	11.00	8.075	561	73.71
6.501 - 7.000	119	17,902,319.71	2.69	9.004	551	67.69

Total:	3,495	666,610,065.19	100.00	7.267	612	77.81

Min: 5.250
Max: 6.950
Weighted Average (>0): 5.662

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
10.001 - 10.500	17	3,995,819.09	0.60	5.359	659	76.44
10.501 - 11.000	60	14,190,672.04	2.13	5.822	663	73.61
11.001 - 11.500	140	32,419,110.92	4.86	5.895	649	77.01
11.501 - 12.000	347	77,730,115.86	11.66	6.088	636	75.87
12.001 - 12.500	443	91,686,624.39	13.75	6.438	634	77.12
12.501 - 13.000	659	136,863,559.99	20.53	6.859	627	77.58
13.001 - 13.500	477	88,936,507.39	13.34	7.330	618	77.88
13.501 - 14.000	434	78,640,823.05	11.80	7.811	594	77.59
14.001 - 14.500	279	46,831,714.18	7.03	8.285	581	80.02
14.501 - 15.000	266	43,279,398.98	6.49	8.823	563	79.72
15.001 - 15.500	142	21,228,884.90	3.18	9.304	548	80.63
15.501 - 16.000	121	16,777,069.29	2.52	9.778	554	81.64
16.001 - 16.500	47	5,979,629.89	0.90	10.226	533	79.45
16.501 - 17.000	38	5,188,957.54	0.78	10.688	554	81.74
17.001 - 17.500	16	2,252,287.80	0.34	11.230	543	82.00
17.501 - 18.000	5	369,487.60	0.06	11.633	539	70.42
18.001 - 18.500	3	176,418.19	0.03	12.245	523	70.27
18.501 - 19.000	1	62,984.09	0.01	12.560	513	70.00

Total:	3,495	666,610,065.19	100.00	7.267	612	77.81

Min: 10.150
Max: 18.560
Weighted Average (>0): 13.133

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	72	18,530,239.92	2.78	5.409	653	76.03
5.501 - 6.000	308	71,433,588.52	10.72	5.835	644	74.94
6.001 - 6.500	467	97,658,351.43	14.65	6.307	637	77.06
6.501 - 7.000	709	148,186,457.64	22.23	6.793	628	77.50
7.001 - 7.500	507	96,560,216.88	14.49	7.281	620	77.91
7.501 - 8.000	464	84,517,350.52	12.68	7.770	598	77.64
8.001 - 8.500	302	50,489,684.44	7.57	8.271	582	79.89
8.501 - 9.000	273	44,431,442.04	6.67	8.769	565	79.85
9.001 - 9.500	148	21,648,284.51	3.25	9.293	549	80.83
9.501 - 10.000	130	18,497,720.90	2.77	9.764	550	81.24
10.001 - 10.500	48	6,151,527.36	0.92	10.218	533	79.47
10.501 - 11.000	41	5,604,037.13	0.84	10.691	554	81.31
11.001 - 11.500	17	2,292,274.02	0.34	11.229	543	81.96
11.501 - 12.000	5	369,487.60	0.06	11.633	539	70.42
12.001 - 12.500	3	176,418.19	0.03	12.245	523	70.27
12.501 - 13.000	1	62,984.09	0.01	12.560	513	70.00

Total:	3,495	666,610,065.19	100.00	7.267	612	77.81

Min: 5.150
Max: 12.560
Weighted Average (>0): 7.266

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
2.000	2,865	542,360,270.74	81.36	7.316	609	77.85
3.000	183	35,603,157.25	5.34	7.440	617	78.04
5.000	447	88,646,637.20	13.30	6.894	629	77.47

Total:	3,495	666,610,065.19	100.00	7.267	612	77.81

Min: 2.000
Max: 5.000
Weighted Average (>0): 2.452

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	3,495	666,610,065.19	100.00	7.267	612	77.81

Total:	3,495	666,610,065.19	100.00	7.267	612	77.81

Min: 1.000
Max: 1.000
Weighted Average (>0): 1.000

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-5

Friedman Billings Ramsey

Months to Next Adjustment ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
21	308	65,176,546.14	9.78	7.160	619	78.48
22	1,998	371,248,601.80	55.69	7.298	608	77.80
23	668	126,728,046.27	19.01	7.502	610	78.00
33	14	2,355,903.62	0.35	6.991	604	74.50
34	45	9,662,549.84	1.45	7.222	615	75.40
35	15	2,791,780.32	0.42	7.140	623	76.63
57	36	6,668,169.28	1.00	6.768	638	77.79
58	294	60,780,776.12	9.12	6.863	629	77.46
59	117	21,197,691.80	3.18	7.022	628	77.39

Total:	3,495	666,610,065.19	100.00	7.267	612	77.81

Min: 21
Max: 59
Weighted Average: 27

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.